Exhibit 10.7

AGM Group Holdings Inc.
(the “Company”)

(A Business Company incorporated in the British Virgin Islands)

WRITTEN RESOLUTIONS OF THE SOLE DIRECTOR OF THE COMPANY PASSED PURSUANT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY

TRANSFER OF SHARES

NOTED THAT the following transfer of shares in the capital of the Company was proposed and submitted to the board of the Company.

TRANSFEROR	TRANSFEREE	NO. OF SHARE(S) TRANSFERRED
JIANG Zhentao	SHI Chenxi	10,000

RESOLVED THAT the aforesaid transfer of shares be approved. When the properly executed and duly stamped instrument of transfer is received, the details of the transfer of shares be entered into the registers of members and transfer AND THAT the new share certificate in the name of the transferee be signed, sealed and issued.

Dated this the 18th day of November, 2016.

/s/ JIANG Zhentao
JIANG Zhentao
Director

INSTRUMENT OF TRANSFER

NAME OF COMPANY:	AGM Group Holdings Inc.
(the “Company”)
(Company Incorporation in the British Virgin Islands)

I, the Transferor	:	JIANG Zhentao
Occupation	:	Merchant
Address	:	No. 8, Floor 4, Unit 2, Building 6, No. 27, Dongyiduan 2rd Ring Road Chenghua District, Chengdu City, Si Chuan Province, PRC

in consideration of the sum of dollars	:	USD10.00

paid to me by the Transferee	:	SHI Chenxi
Occupation	:	Merchant
Address	:	110/4625 EVERGREEN LN DELTA BC V4K 2W6, CANADA
(hereinafter called “the Transferee”)

do hereby transfer to the Transferee the 10.000 shares, standing in my name in the Register of the Company to hold unto the Transferee, his executors, administrators or assigns, subject to the several conditions upon which I hold the same at the time of execution hereof.

I, the Transferee, do hereby agree to take the said shares subject to the same conditions.

Dated: 18 NOV 2016

Witness

Name: YAN Shanshan

Address: Room 2112, Wangzuo Zhongxin Dong Ta, Jinghua South Street No. 1, Chaoyang District, Beijing, China Signature of witness

/s/ YAN Shanshan	/s/ JIANG Zhentao
Signature of witness	JIANG Zhentao
Transferor

Witness

Name: YAN Shanshan

Address: Room 2112, Wangzuo Zhongxin Dong Ta, Jinghua South Street No. 1, Chaoyang District, Beijing, China Signature of witness

/s/ YAN Shanshan	/s/ SHI Chenxi
Signature of witness	SHI Chenxi
Transferee